Exhibit 10.51
AMENDMENT NO 2 TO FORBEARANCE AGREEMENT
     Amendment No. 2 dated as of September 9, 2009 (this “Amendment”) to the Forbearance Agreement and Amendment to Securities Purchase Agreement and Other Note Documents dated as of September 2, 2009 (as amended by Amendment No. 1, dated as of September 4, 2009, the “Forbearance Agreement”).
     The parties hereto agree that the following provisions of the Forbearance Agreement are amended as follows (all section references below refer to Sections in the Forbearance Agreement and all capitalized terms used without definition have the meaning given in the Forbearance Agreement):
     1. Amendments to the Forbearance Agreement:
a) : Recitals: Recital F to the Forbearance Agreement is amended and restated in its entirety as follows.
     “F. Pursuant to that certain distribution agreement by and between LAC FILMS, LLC, a Delaware limited liability company (“LAC”), the Company and Overture Films, LLC (“Overture”), dated as of January 20, 2009 (as amended pursuant to that certain amendment letter dated as of February 20, 2009, that certain Second Amendment to Agreement dated as of May 20, 2009, and that certain Third Amendment to Agreement dated as of July 20, 2009, the “Overture Agreement”), the Company is required to provide a letter of credit in favor of, or make a payment to, Overture in the amount of $5 million (such amount, the “Overture Obligation”) for Overture’s use in covering certain domestic distribution expenses in connection with the motion picture presently entitled “Law Abiding Citizen”. To date the Company has deposited monies in the aggregate amount of $1,224,416.00 into a reserve account maintained at the Collateral Agent (the “Overture Reserve Account”), thus leaving a shortfall of $3,775,585.00 (such funding shortfall, the “Overture Reserve Account Shortfall”) with respect to the Company’s ability to comply with its obligation to satisfy the Overture Obligation. Subject to the terms and conditions set forth below, the Holders have agreed to deposit immediately available funds in the amount of the Overture Reserve Account Shortfall (the advancing of such funds, the “Overture Advance”) into the Overture Reserve Account (or, at the Holders discretion, directly to an account designated by Overture in accordance with the Overture Agreement) upon the satisfaction of each condition precedent to the effectiveness of this Agreement.”
     b) Correction. The incorrect reference to “September 4, 2009” as the date of the Forbearance Agreement in the introductory paragraph of Amendment No. 1 to Forbearance Agreement is deleted and replaced with “September 2, 2009”.
     2. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of a provision of the Forbearance Agreement or a waiver of any Forbearance Default under the Forbearance Agreement and the Forbearance Agreement and the other Second Lien Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed.
     3. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Forbearance Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Collateral Agent or the Holders may now have or have in the future under or in connection with the Forbearance Agreement or any of the instruments or agreements referred to therein. Whenever the Forbearance Agreement is referred to in the Forbearance Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Forbearance Agreement as modified by this Amendment.
     4. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart signature page hereto by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Forbearance Agreement as of the date first written above.

THE FILM DEPARTMENT LLC By: THE FILM DEPARTMENT HOLDINGS LLC, its sole Member
By:	/s/ Neil Sacker
Neil Sacker, President &
Chief Operating Officer

THE FILM DEPARTMENT HOLDINGS LLC
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating
Officer

TFD LITERARY ACQUISITIONS, LLC By: The Film Department LLC, its sole Member
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating
Officer

REBOUND DISTRIBUTION LLC By: The Film Department LLC, its sole Member
By:	/s/ Neil Sacker
Name:
Title:

THE FILM DEPARTMENT INTERNATIONAL, LLC By: The Film Department LLC, its sole Member
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer

LAC FILMS, LLC By: The Film Department LLC, its sole Member
By:	/s/ Neil Sacker
Neil Sacker, President & Chief Operating Officer

ETON PARK CLO MANAGEMENT 1 By: Eton Park Asset Management, L.L.C, as Collateral Manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

ETON PARK CLO MANAGEMENT 2 By: Eton Park Asset Management, L.L.C., as Collateral Manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

ETON PARK MASTER FUND, LTD. BY: Eton Park Capital Management, L.P., its Investment Manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

ETON PARK FUND, L.P. By: Eton Park Capital Management, L.P., its investment manager, as a Holder
By:	/s/ Terrence Aquino
	Name:	Terrence Aquino
Its: Controller

UNION BANK, N.A., as Collateral Agent

By:	/s/ Alex Cho
	Name:	Alex Cho
	Its:	Duly Authorized Signatory